UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       on
                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 26, 2001


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                   52-2154066
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     (Commission File Number)                (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                94710
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(Address of principal executive offices)              (Zip code)

Registrant's telephone number, including area code         (510) 644-1170
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     As previously announced on November 26, 2001, XOMA Ltd. has agreed with Millennium Pharmaceuticals, Inc. to collaborate to develop two of Millennium's biotherapeutic agents: CAB-2 and LDP-01, for certain vascular inflammation indications. A copy of the principal agreement governing this collaboration is attached hereto as Exhibit 2 and incorporated herein by reference.

     Under an investment agreement, Millennium committed to purchase, at XOMA's option, up to $50 million worth of XOMA common shares over the next three years, through a combination of convertible debt and equity at then prevailing market prices. A copy of the investment agreement and related convertible note and registration rights agreement are attached hereto as Exhibit 3, Exhibit 4 and
Exhibit 5, respectively, and incorporated herein by reference.

Item 7.  Exhibits

1.   Press Release dated November 26, 2001.*

2. Development and License Agreement dated as of November 26, 2001 by and among Millennium Pharmacueticals Inc., XOMA (US) LLC and XOMA Ireland Limited (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

3. Investment Agreement dated as of November 26, 2001 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

4. Registration Rights Agreement dated as of November 26, 2001 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

5. Convertible Subordinated Promissory Note dated November 26, 2001 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

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* Previously filed

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 13, 2001           XOMA LTD.



                                    By:    /s/ Christopher J. Margolin
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                                           Christopher J. Margolin
                                           Vice President, General
                                           Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description

1.   Press Release dated November 26, 2001.*

2. Development and License Agreement dated as of November 26, 2001 by and among Millennium Pharmacueticals Inc., XOMA (US) LLC and XOMA Ireland Limited (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

3. Investment Agreement dated as of November 26, 2001 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

4. Registration Rights Agreement dated as of November 26, 2001 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

5. Convertible Subordinated Promissory Note dated November 26, 2001 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

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* Previously filed